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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement dated June 30, 1995 filed on Form S-8 of our report dated May 19, 1995 included in UniFirst Corporation Profit Sharing Plan's Form 11-K for the year ended December 31, 1994 and to all references to our Firm included in the Registration Statement dated June 30, 1995.




                                                          Arthur Andersen LLP


Boston, Massachusetts
June 30, 1995